UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2007

EPL Intermediate, Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	333-115644	13-4092105
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 Michelson Drive, Suite 550 Irvine, CA	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 399-2000

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 9, 2007, EPL Intermediate, Inc. issued a press release reporting results of operations for the second quarter and six months ended June 27, 2007.

A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99 hereto and is incorporated herein by reference. We do not intend for this exhibit to be incorporated by reference into any other filings with the Commission.

Item 9.01 Financial Statements and Exhibits
(b) Exhibits 99. Press Release dated August 9, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPL Intermediate, Inc. (Registrant)

Date: August 9, 2007	By:	/s/ Jerry Lovejoy
Senior Vice President

EXHIBIT INDEX

EX-99	Press Release dated August 9, 2007